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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-49758, 33-85744, 333-07541, 333-85131, 333-65812, 333-84356 and 333-102185 on
Form S-8 and Nos. 333-69999, 333-53484 and 333-98475 on Form S-3 of Abaxis, Inc.
of our reports dated April 23, 2003, appearing in this Annual Report on Form 10-K of Abaxis, Inc. for the year ended March 31, 2003.

/s/ DELOITTE & TOUCHE LLP
San Jose, California
June 30, 2003